Exhibit 99.1

Vyant Bio Reports Second Quarter 2021 Results and Provides Strategic Business Updates

Strategic Highlights

●	Received an issued US Patent titled “High Throughput Optical Assay of Human Mixed Cell Population Spheroids” by the United States Patent and Trademark Office (USPTO). The patent covers the use of spheroids and organoids for drug discovery.

●	Entered into a strategic collaboration with Ordaos Bio and Cellaria, Inc. to execute an integrated model for rapid iteration of therapeutic design using artificial intelligence (“AI”) and human-derived in vitro ‘avatar clinical trials’ to enable the design, development, and testing of potential therapeutics on targeted patient populations, during preclinical discovery with a primary focus in oncology.

●	Completed a large primary screening of AI-generated novel compounds for Rett Syndrome yielding promising results, including a first round of hit expansion screening across two novel targets.

●	Elevated our syngeneic bladder instillation model into toxicology screening, which will be performed in vivoPharm’s animal models.

●	Progressed internal programs that apply Vyant Bio’s expertise with human-derived cell-based organoids to explore neurodegenerative disorders, including Parkinson’s and Alzheimer’s disease.

●	Commenced the development of AI-based molecule and biologic creation for in-vitro testing through in-silico structure-function prediction.

●	Cash position at June 30, 2021 was $26.5 million.

CHERRY HILL, N.J., August 16, 2021 (GLOBE NEWSWIRE) – Vyant Bio, Inc. (“Vyant Bio”, “Company”) (Nasdaq: VYNT), an emerging global drug discovery company, is rapidly identifying small and large molecule therapeutics to treat central nervous system (CNS) and oncology-related diseases. Today, Vyant Bio reports its Second Quarter 2021 strategic and business updates in a conference call scheduled for 4:30 p.m. ET.

“We have achieved a tremendous amount of momentum in the first 90 days since launching the Vyant Bio brand and completing the merger we announced at the end of March 2021. Vyant Bio is committed to transforming the way drugs are discovered by quickly adapting to exciting new technologies and combining capabilities in ways that leverage their strengths,” stated Jay Roberts, CEO of Vyant Bio. “Our internal teams of scientists, data scientists and engineers, coupled with the capabilities of select strategic partners that are now integrated into our platform, allow us all to work together to design and develop superior therapeutics and position us to build a robust pipeline of novel therapeutics targeting degenerative and developmental neurological disorders and cancers with high unmet needs.”

Vyant Bio’s drug discovery platform uses both human-induced pluripotent stem cell-derived (hiPSC) and primary human cell organoids as proprietary disease models combined with analysis of human genetics and the use of machine learning algorithms for the identification of new targets, validation of known targets, and high-throughput screening for drug discovery. Vyant Bio’s drug discovery platform is intended to overcome the shortcomings of traditional drug discovery efforts that rely more heavily on insights from animal models to identify targets and to develop therapies intended for human disease. The Company is currently focused on the specific utility for the identification of targets and therapies in CNS and Oncology.

The Company filed its quarterly report for the Second Quarter 2021 on Form 10-Q today with the Securities and Exchange Commission. Please refer to our Form 10-Q for more detailed information with respect to our financial results for the three and six months ended June 30, 2021.

SECOND QUARTER 2021 FINANCIAL RESULTS1

As StemoniX, Inc. was deemed to have acquired Cancer Genetics, Inc. for accounting purposes and the Merger closed on March 30, 2021, the Company’s Second Quarter 2021 financial results include the post-merger results of the combined companies, now known as Vyant Bio. The analysis below excludes the Second Quarter 2020 results as they are based solely on StemoniX’s historical stand-alone operations and therefore do not reflect the post-merger enterprise.

Cash and cash equivalents totaled $26.5 million as of June 30, 2021.

Total revenues were $1.9 million for the three months ended June 30, 2021. Cost of goods sold – service aggregated to $1.0 million for the three months ended June 30, 2021 resulting in a cost of goods sold of 56% of service revenues. Cost of goods sold – product aggregated to $345 thousand for the three months ended June 30, 2021 resulting in a cost of goods sold gross margin deficit of $229 thousand. Our product manufacturing capabilities currently have excess capacity to support future growth. Research and development expenses were $910 thousand for the three months ended June 30, 2021. Selling, general and administrative expenses, which include public company costs and non-cash expenses of $620 thousand, were $3.7 million for the three months ended June 30, 2021.

While the Company executes its drug development strategy for long-term growth, the Company currently generates revenue from its vivoPharm and StemoniX subsidiaries. On a pro forma basis, assuming the Merger occurred on January 1, 2020, revenues for the three and six-month ended June 30, 2021 were $1.9 million and $3.8 million, respectively, as compared with $1.5 million and $3.1 million for the respective prior-year periods. On a pro forma basis, revenues increased by 26% and 21% in the current-year three and six-month periods as compared with the same prior-year periods.

1Pro forma information gives effect to the Merger between Cancer Genetics, Inc. and StemoniX, Inc. as if the Merger had occurred as of January 1, 2020. The pro forma information is presented solely for informational purposes and is not necessarily indicative of the combined results of operations or financial position that might have been achieved for the periods or dates indicated, nor is it necessarily indicative of the future results of the Company.

Vyant Bio’s Conference Call and Webcast and Information

Vyant Bio’s management will host a conference call on Monday, August 16, 2021 at 4:30pm ET to discuss the Second Quarter 2021 results and provide strategic business updates, as well as answer questions. Event information is below:

Event:	Investor Conference Call and Webcast for Second Quarter 2021
Date:	Monday, August 16, 2021
Time:	4:30pm ET
Dial In:	Toll Free: +1.844.369.8774
Webcast:	https://www.webcaster4.com/Webcast/Page/2756/42335

The event will be recorded and archived. Replay information is below:

Conference Call Replay Information:

Toll Free:  +1.877.481.4010 PIN: 42335

Webcast Replay Information:

https://ir.vyantbio.com/news-events/ir-calendar

ABOUT VYANT BIO, INC.

Vyant Bio, Inc. is emerging as an advanced biotechnology drug discovery company. Vyant Bio is rapidly identifying small and large molecule therapeutics to treat central nervous system (CNS) and oncology-related disorders. With leading-edge capabilities in data science, biological and chemical sciences, engineering, and regulatory affairs, Vyant Bio capitalizes on in silico, human cell-derived in vitro disease models, and in vivo discovery technologies to identify novel biological targets and valuable therapeutics for patients. Vyant Bio operates two wholly-owned subsidiaries, StemoniX and vivoPharm. Formerly known as Cancer Genetics, Inc., the Company’s name was changed to Vyant Bio, Inc. in March 2021. Vyant Bio is headquartered in the US, with offices in Europe, and Australia.

StemoniX is empowering the discovery of new medicines through the convergence of novel human biology and software technologies. StemoniX develops and manufactures high-density, at-scale human induced pluripotent stem cell-derived neural and cardiac screening platforms for drug discovery and development. Predictive, accurate, and consistent, these human models enable scientists to conduct research quickly and economically with improved outcomes in a simplified workflow. Through collaborations with drug discovery organizations, StemoniX tests compounds in-house, creates new cell-based disease models, and operationalizes custom human iPSC-derived disease models at large scale for high-throughput screening. With leading-edge human iPSC technologies and data science, StemoniX is helping global institutions bring the most promising medicines to patients.

vivoPharm offers proprietary preclinical test systems supporting clinical diagnostic offerings at early stages valued by the pharmaceutical industry, biotechnology companies, and academic research centers. vivoPharm is focused on precision and translational medicine to drive drug discovery and novel therapies. vivoPharm specializes in conducting studies tailored to guide drug development, starting from compound libraries and ending with a comprehensive set of in vitro and in vivo data and reports, as needed for Investigational New Drug filings. vivoPharm operates in The Association for Assessment and Accreditation of Laboratory Animal Care International (AAALAC) accredited and GLP compliant audited facilities.

For more information, please visit or follow Vyant Bio at:

Internet: www.vyantbio.com

LinkedIn: https://www.linkedin.com/company/vyant-bio

Twitter: @VyantBio

Forward Looking Statements:

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements pertaining to Vyant Bio, Inc.’s expectations regarding future financial and/or operating results, and potential for our services, future revenues or growth, or the potential for future strategic transactions in this press release constitute forward-looking statements.

Any statements that are not historical fact (including, but not limited to, statements that contain words such as “will,” “believes,” “plans,” “anticipates,” “expects,” and “estimates”) should also be considered to be forward-looking statements. Forward-looking statements involve risks and uncertainties, including, without limitation, risks inherent in our attempts to adapt to the global coronavirus pandemic, discover drug candidates, partner with pharmaceutical and other biotechnology companies, achieve profitability and increase sales of our services, maintain our existing customer base and avoid cancelation of customer contracts or discontinuance of trials, raise capital to meet our liquidity needs, realize the anticipated benefits of the merger of StemoniX, Inc. and Cancer Genetics, Inc., and other risks discussed in the Vyant Bio, Inc. Form 10-K for the year ended December 31, 2020, and any subsequent filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof. Vyant Bio disclaims any obligation to update these forward-looking statements.

Investor Contact:

Jennifer K. Zimmons. Ph.D., MBA

Investor Relations

Zimmons International Communications, Inc.

Email: jzimmons@zimmonsic.com

Phone: +1.917.214.3514

Source: Vyant Bio, Inc.

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Vyant Bio, Inc.

(Formerly Known as Cancer Genetics, Inc.)

Consolidated Balance Sheets

(unaudited)

(Shares and USD in Thousands)

	June 30,	December 31,
	2021	2020

Assets
Current assets:
Cash and cash equivalents	$26,485	$792
Trade accounts and other receivables	1,261	357
Inventory	407	415
Patent held for sale	30	-
Prepaid expenses and other current assets	1,890	223
Total current assets	30,073	1,787
Non-current assets:
Fixed assets, net	1,654	1,031
Operating lease right-to-use assets, net	1,068	1,095
Intangible assets, net	9,262	-
Goodwill	21,703	-
Long-term prepaid expenses and other assets	1,641	136
Total non-current assets	35,328	2,262
Total Assets	$65,401	$4,049

Liabilities, Temporary Equity and Stockholders’ Equity (Deficit)
Current liabilities:
Accounts payable	$1,016	$1,300
Accrued expenses	1,246	162
Deferred revenue	1,416	92
Obligations under operating leases, current portion	490	486
Obligation under finance lease, current portion	31	-
Other current liabilities	3	9
Current liabilities of discontinued operations	436	-
Total current liabilities	4,638	2,049
Obligations under operating leases, less current portion	576	627
Obligations under finance leases, less current portion	66	-
Share-settlement obligation derivative	-	1,690
Warrant liability	1	-
Accrued interest	-	277
Long-term debt	57	6,839
Total Liabilities	5,338	11,482

Commitments and Contingencies	-	-
Temporary Equity
Series A Convertible Preferred stock, $0.0001 par value; 4,700 shares authorized, 0 and 4,612 shares issued and outstanding as of June 30, 2021 and December 31, 2020, respectively (liquidation value of $0 and $11,732, respectively, as of June 30, 2021 and December 31, 2020)	-	12,356
Series B Convertible Preferred stock, $0.0001 par value; 4,700 shares authorized, 0 and 3,489 shares issued and outstanding, as of June 30, 2021 and December 31, 2020, respectively (liquidation value of $0 and $15,707, respectively, as of June 30, 2021 and December 31, 2020)	-	16,651
Series C Convertible Preferred stock, $0.0001 par value; 2,000,000 shares authorized, 0 shares issued and outstanding as of June 30, 2021 and December 31, 2020 (liquidation value of $0 as of June 30, 2021 and December 31, 2020)	-	-
Total Temporary Equity	-	29,007

Stockholders’ Equity (Deficit)
Preferred stock, authorized 9,764 shares $0.0001 par value, none issued	-	-
Common stock, authorized 100,000 shares, $0.0001 par value, 28,985 and 2,594 shares issued and outstanding as of June 30, 2021, and December 31, 2020, respectively	3	-
Additional paid-in capital	109,567	1,514
Accumulated comprehensive loss	(1)	-
Accumulated deficit	(49,506)	(37,954)
Total Stockholders’ Equity (Deficit)	60,063	(36,440)

Total Liabilities and Stockholders’ Equity (Deficit)	$65,401	$4,049

Vyant Bio, Inc.

(Formerly Known as Cancer Genetics, Inc.)

Consolidated Statements of Operations

(Shares and USD in Thousands)

	Three months ended June 30		Six months ended June 30
	2021	2020	2021	2020
Revenues:
Service	$1,831	$41	$1,947	$176
Product	116	58	222	91
Total revenues	1,947	99	2,169	267

Operating costs and expenses:
Cost of goods sold – service	1,027	38	1,116	170
Cost of goods sold – product	345	147	741	313
Research and development	910	593	1,730	1,602
Selling, general and administrative	3,664	408	4,880	1,241
Merger related costs	165	-	2,310	-
Total operating costs and expenses	6,111	1,186	10,777	3,326
Loss from operations	(4,164)	(1,087)	(8,608)	(3,059)

Other (expense) income:
Change in fair value of warrant liability	-	-	214	-
Change in fair value of share-settlement obligation derivative	-	(211)	(250)	(211)
Loss on debt conversions	-	-	(2,518)	-
Other income (expense)	(25)	1	(25)	1
Interest income	3	-	3	-
Interest expense	-	(36)	(368)	(37)
Total other (expense) income	(22)	(246)	(2,944)	(247)
Loss before income taxes	(4,186)	(1,333)	(11,552)	(3,306)
Income tax expense (benefit)	-	-	-	-
Net loss	$(4,186)	$(1,333)	$(11,552)	$(3,306)

Net loss per common share:
Net loss per share attributable to common stock - Basic and Diluted	$(0.14)	$(0.54)	$(0.72)	$(1.34)
Weighted average shares outstanding:
Weighted average common shares outstanding - Basic and Diluted	28,985	2,468	16,156	2,464

Vyant Bio, Inc.

(Formerly Known as Cancer Genetics, Inc.)

Consolidated Statements of Cash Flows

(unaudited)

(USD in Thousands)

	Six months ended June 30,
	2021	2020

Cash Flows from Operating Activities:
Net loss	$(11,552)	$(3,306)
Reconciliation of net loss to net cash used in operating activities:
Stock-based compensation	728	133
Amortization of operating lease right-of-use assets	135	244
Depreciation and amortization expense	567	287
Change in fair value of share-settlement obligation derivative	250	211
Change in fair value of warrant liability	(214)	-
Change in fair value of 2020 Convertible Note with fair value election	4	-
Accretion of debt discount	173	13
Loss on conversion of debt	2,518	-
PPP loan forgiveness	-	(649)
Loss on equipment	6	29
Changes in operating assets and liabilities, net of impacts of business combination:
Trade accounts and other receivables	(34)	(54)
Inventory	8	(50)
Prepaid expenses and other current assets	(1,208)	151
Accounts payable	(1,081)	459
PPP loan proceeds	-	730
Obligations under operating leases	(162)	(247)
Accrued expenses and other current liabilities	(808)	12
Net cash used in operating activities	(10,670)	(2,037)

Cash Flows from Investing Activities:
Purchase of equipment	(520)	-
Proceeds from sale of equipment	-	17
Cash acquired from acquisition	30,163	-
Net cash provided by investing activities	29,643	17

Cash Flows from Financing Activities:
EIDL loan proceeds	-	67
Issuance of common stock	4	23
Issuance of Series B Preferred stock, net of issuance costs	-	1,250
Issuance of Series C Preferred stock, net of issuance costs	1,786	-
2020 Convertible Note proceeds	5,022	332
Principal payments on long-term debt	(82)	-
Proceeds from related party notes	-	80
Principal payments on obligations under finance leases	(10)	(37)
Net cash provided by financing activities	6,720	1,715
Net increase (decrease) in cash and cash equivalents	25,693	(305)
Cash and cash equivalents, beginning of the period	792	315
Total cash and cash equivalents, end of period	$26,485	$10
Supplemental disclosure of cash flow information:
Cash paid for interest	$-	$7
Cash paid for income taxes	-	-
Non-cash investing activities:
Fair value of non-cash merger consideration	$59,920	$-
Equipment purchases in accounts payable	37	-
Right-of-use assets obtained in exchange for new operating lease liabilities	83	-
Non-cash financing activities:
Conversion of Preferred Stock to Common Stock upon Merger	$30,793	$-
Conversion of 2020 Convertible Notes and accrued interest to Common Stock upon Merger	16,190	-
Exchange of Series B Preferred stock for 2020 Convertible Notes	-	2,569
Reclass warrant liability to equity upon Merger	421	-

Pro forma information gives effect to the Merger between Cancer Genetics, Inc. and StemoniX, Inc. as if the Merger had occurred as of January 1, 2020. The pro forma information is presented solely for informational purposes and is not necessarily indicative of the combined results of operations or financial position that might have been achieved for the periods or dates indicated, nor is it necessarily indicative of the future results of the Company.

	For the three months ended June, 30		For the six months ended June 30,
	2021	2020	2021	2020
Total revenues	$1,947	$1,545	$3,788	$3,139
Net loss	(4,021)	(2,689)	(5,560)	(5,799)
Pro forma loss per common share, basic and diluted	(0.14)	(0.09)	(0.19)	(0.20)
Pro forma weighted average number of common shares basic and diluted	28,985,924	28,830,441	28,973,370	28,826,652